Amplify CWP Enhanced Dividend Income ETF
Schedule of Investments
July 31, 2022 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 86.0%
Communication Services - 1.4%
Verizon Communications, Inc.	500,444	$23,115,508
Consumer Discretionary - 10.4%
McDonald's Corp.	330,216	86,968,988
The Home Depot, Inc.	278,441	83,794,035
		170,763,023
Consumer Staples - 6.8%
General Mills, Inc.	418,732	31,316,966
The Procter & Gamble Co.	575,876	79,994,935
		111,311,901
Energy - 8.8%
Chevron Corp.	558,169	91,416,919
Marathon Petroleum Corp.	572,454	52,471,134
		143,888,053
Financials - 13.7%
Aflac, Inc.	429,656	24,619,289
American Express Co.	313,719	48,319,000
JPMorgan Chase & Co.	630,438	72,727,328
The Goldman Sachs Group, Inc.	235,480	78,506,677
		224,172,294
Health Care - 16.1%
Johnson & Johnson	478,948	83,586,005
Merck & Co., Inc.	839,709	75,019,602
UnitedHealth Group, Inc.	193,171	104,764,360
		263,369,967
Industrials - 8.3%
Deere & Co.	105,253	36,120,725
Lockheed Martin Corp.	74,045	30,640,561
United Parcel Service, Inc. - Class B	357,671	69,706,501
		136,467,787
Information Technology - 14.7%
Apple, Inc.	19,710	3,203,072
Cisco Systems, Inc.	1,103,320	50,057,628
International Business Machines Corp.	168,240	22,004,110
Microsoft Corp.	284,670	79,918,256
Visa, Inc. - Class A	403,200	85,522,752
		240,705,818
Materials - 2.7%
Dow, Inc.	844,734	44,948,296
Utilities - 3.1%
Duke Energy Corp.	454,233	49,933,834
Total Common Stocks (Cost $1,364,805,187)		1,408,676,481

Exchange Traded Funds - 1.9%
iShares 1-3 Year Treasury Bond ETF	385,409	32,008,217
Total Exchange Traded Funds (Cost $31,862,259)		32,008,217
Total Investments - 87.9%
(Cost $1,396,667,446)		$1,440,684,698

Percentages are based on Net Assets of $1,638,454,795.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

Schedule of Options Written
July 31, 2022 (Unaudited)

	Contracts	Notional Amount	Value
Call Options Written (a) - (0.01)%
American Express Co., Expires 8/19/2022, Strike Price $160.00	3,050	$(46,976,100)	$(538,325)
Marathon Petroleum Corp., Expires 8/19/2022, Strike Price $97.50	5,400	(49,496,400)	(675,000)
United Parcel Service, Inc., Expires 8/19/2022, Strike Price $205.00	3,100	(60,415,900)	(195,300)
Total Call Options Written
(Premiums Received $1,654,802)			$(1,408,625)

(a) Exchange Traded.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended July 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended July 31, 2022, there have been no significant changes to the Fund's fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. If there is no market price available, then the securities will be valued at the last price.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of July 31, 2022:

Category
Investments in Securities
Assets
Level 1
Common Stocks	$1,408,676,481
Exchange Traded Funds	32,008,217
Total Level 1	1,440,684,698
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$1,440,684,698
Other Financial Instruments(a)
Liabilities
Level 1
Options Written	$1,408,625
Total Level 1	1,408,625
Level 2
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$1,408,625

(a) Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, which are reflected at value.

See the Schedule of Investments for further disaggregation of investment categories.

For the period ended July 31, 2022, there were no transfers into or out of Level 3 for the Fund.